UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 4)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte St., Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On April 4, 2024, Aditxt, Inc. (the “Company” or “Aditxt”) filed a Current Report on Form 8-K (the “Original Current Report”) disclosing that on April 1, 2024, the Company entered into an Arrangement Agreement (the “Arrangement Agreement”) with Adivir, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Adivir”) and Appili Therapeutics, Inc., a Canadian corporation (“Appili”), pursuant to which, Adivir will acquire all of the issued and outstanding Class A common Shares of Appili (the “Appili Shares”) by way of a statutory plan of arrangement (the “Arrangement”) on the terms and subject to the conditions set forth in the Arrangement Agreement. On July 8, 2024, the Company filed a Current Report on Form 8-K (the “First Amendment Current Report”) disclosing that on July 1, 2024, the Company, Adivir and Appili entered into an Amending Agreement (the “Amending Agreement”), pursuant to which the Arrangement Agreement was amended as follows: (i) the Outside Date (as defined in the Arrangement Agreement) would be changed from July 31, 2024 to August 30, 2024; (ii) the deadline for Appili to convene the Company Meeting (as defined in the Arrangement Agreement) was changed from June 30, 2024 to August 30, 2024, provided that Appili shall be under no obligation to convene the Company Meeting prior to the date that is 50 days following the date that Aditxt delivers to Appili all complete Additional Financial Disclosure (as defined in the Arrangement Agreement) required for inclusion in the Company Circular (as defined in the Arrangement Agreement); (iii) the date by which the Company shall use commercially reasonable efforts to complete the Financing (as defined in the Arrangement Agreement) was changed from June 30, 2024 to August 30, 2024; and (iv) the date and time that either Adtixt or Appili may terminate the Arrangement Agreement if the Financing is not completed was changed to 5:00 p.m. (ET) on August 30, 2024 or such later date as the Parties may agree in writing. On July 22, 2024, the Company filed a Current Report on Form 8-K (the “Second Amendment Current Report” and together with the Original current Report and the First Amendment Current Report, the “Current Reports”) disclosing that on July 18, 2024, the Company, Adivir and Appili entered into a Second Amending Agreement (the “Second Amending Agreement”), pursuant to which the Arrangement Agreement was further amended as follows (i) the Outside Date was changed from August 30, 2024 to September 30, 2024, (ii) the deadline for Appili to convene the Company Meeting was changed from August 30, 2024 to September 30, 2024, provided that Appili shall be under no obligation to hold the Appili Meting prior to the date that is 50 days following the date that the Company delivers all complete Additional Financial Disclosure required for inclusion in the Company Circular; (iii) the date by which the Company shall use commercially reasonable efforts to complete the Financing was changed from August 30, 2024 to September 15, 2024; and (iv) the date and time that either Aditxt or Appili may terminate the Arrangement Agreement if the Financing is not completed was changed to 5:00 p.m. (ET) on September 15, 2024 or such later date as the Parties may in writing agree. On August 20, 2024, the Company, Adivir and Appili entered into a Third Amending Agreement (the “Third Amending Agreement”), pursuant to which the Arrangement Agreement was further amended as follows (i) the Outside Date was changed from September 30, 2024 to November 19, 2024, (ii) Appili would be required to convene an annual and special meeting to approve as promptly as practicable Appili’s continuation from a corporation governed under the Canada Business Corporations Act to a corporation governed under the Business Corporations Act (Ontario) (the “Continuance”); (iii) the deadline for Appili to convene the Company Meeting was changed from September 30, 2024 to November 6, 2024, provided that Appili shall be under no obligation to hold the Company Meeting prior to the date that is 50 days following the date that the Company delivers all complete Additional Financial Disclosure required for inclusion in the Company Circular; (iv) the date by which Aditxt Company shall use commercially reasonable efforts to complete the Financing was changed from September 15, 2024 to October 18, 2024; and (v) the completion of the Continuance was added as a condition to the completion of the Arrangement. On November 11, 2024, the Company, Adivir and Appili entered into a mutual waiver, pursuant to which the parties agreed (i) to waive certain termination rights each party may have under the Arrangement Agreement solely as a result of the Arrangement not being completed on or before November 19, 2024 until December 15, 2024; (ii) to waive certain provisions of the Arrangement Agreement relating to the board of directors and officers of Adivir following the Arrangement such that immediately following the completion of the Arrangement, the board of directors of Adivir will be reconstituted such that it shall consist of the following three (3) directors (with the remaining two directors to be elected by Adivir at a later date): (a) Shahrokh Shabahang; (b) Madhukar Tanna; and (c) Armand Balboni; and (iii) that Adivir would pay Appili the sum of $115,000 no later than 5:00 p.m. (ET) on November 12, 2024 (the “Waiver Fee”). Adivir paid the Waiver Fee on November 12, 2024.

On August 1, 2024, the Company filed the first amendment to the Original Current Report (“Amendment No. 1”), which amended the Current Reports to include the required historical condensed consolidated financial statements as of and for March 31, 2024 and 2023 of Appili and the pro forma consolidated financial information as of and for the three months ended March 31, 2024 and as of and for December 31, 2023, required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Current Reports.

On September 5, 2024, the Company filed the second amendment to the Original Current report on Form 8-K/A (“Amendment No. 2”), which amended the Current Reports to include the required historical condensed consolidated financial statements as of and for June 30, 2024 and 2023 of Appili and the pro forma consolidated financial information as of and for the six months ended June 30, 2024 and as of and for December 31, 2023, required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Current Reports.

On November 21, 2024, the Company filed the third amendment to the Original Current Report (“Amendment No. 3”), which amended the Current Reports to include the required condensed consolidated historical financial statements as of and for September 30, 2024 and 2023 of Appili and the pro forma consolidated financial information as of and for the nine months ended September 30, 2024 and as of and for March 31, 2024, required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Current Reports.

On December 15, 2024, the Company, Adivir and Appili entered into a further mutual waiver, pursuant to which the parties agreed to waive certain termination rights each party may have under the Arrangement Agreement solely as a result of the Arrangement not being completed on or before December 15, 2024 until January 31, 2025; in consideration for a payment by Adivir to Appili in the amount of US$250,000 no later than 5:00 p.m. (ET) on December 20, 2024 (the “December 2024 Waiver Fee”). In addition, if the Arrangement has not been completed by 5:00 p.m. (ET) on January 15, 2025, Adivir was to required to pay Appili an additional fee of US$250,000 (the “January 2025 Waiver Fee”). Adivir completed payment of the December 2024 Waiver Fee as of January 9, 2025 and the January 2025 Waiver Fee as of January 27, 2025.

On January 31, 2025, the Company, Adivir and Appili entered into another mutual waiver, pursuant to which the parties agreed to waive certain termination rights it may have under the Arrangement Agreement solely as a result of the Arrangement not occurring on or before January 31, 2025 until February 28, 2025 in consideration of a payment by Adivir to Appili in the amount of $250,000 no later than 5:00 p.m. (ET) on February 14, 2025 (the “February 2025 Waiver Fee”). Adivir completed payment of the February 2025 Waiver Fee as of February 20, 2025.

On February 28, 2025, the Company, Adivir and Appili entered into a further mutual waiver, pursuant to which the parties agreed to waive certain termination rights each party may have under the Arrangement Agreement solely as a result of the Arrangement not being completed on or before February 28, 2025 until March 31, 2025 in consideration for (i) a payment by Adivir to Appili in the amount of $125,000 on or before February 14, 2025, and (ii) a payment by Adivir to Appili in the amount of $125,000 not later than 5:00 pm (ET) on March 14, 2025 (to the extent the Arrangement has not been completed prior to such time) (collectively, the “March Waiver Fees”), provided that in the event a Termination Fee (as defined in the Arrangement Agreement) becomes payable by Aditxt or Adivir to Appili, the amount payable shall be reduced by the amount actual paid on account of the March Waiver Fees. Adivir completed payment of $125,000 of the March Waiver Fees on March 3, 2025.

This fourth amendment to the Original Current Report (“Amendment No. 4”), amends the Current Reports to include the required condensed consolidated historical financial statements as of and for December 31, 2024 and 2023 of Appili and the pro forma consolidated financial information as of and for the twelve months ended December 31, 2024 and as of and for March 31, 2024, required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Current Reports.

The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and Appili would have achieved had the entities been combined at and during the period presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the transactions.

This Amendment No. 4 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business or funds acquired.

The (i) unaudited condensed consolidated statements of financial position of Appili as of December 31, 2024 and March 31, 2023, and the related unaudited condensed consolidated statements of changes in shareholders’ equity, loss and comprehensive loss and cash flows, for the nine months ended December 31, 2024 and 2023 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma consolidated financial information of the Company giving pro forma effect to the acquisitions of Evofem and Appili Therapeutics Inc., (for more information about the Evofem, Inc. acquisition, please see our separate 8K filed with the SEC on March 24, 2025) consisting of the unaudited pro forma consolidated statement of financial position as of December 31, 2024, and the unaudited pro forma consolidated statement of earnings for the twelve months ended December 31, 2024, is filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Unaudited condensed consolidated financial statements of Appili Therapeutics, Inc. as of and for the nine months ended December 31, 2024 and 2023
99.2	Unaudited pro forma consolidated financial information as of and for the twelve months ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: March 25, 2025	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer